Exhibit 4.22

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

Business Solutions for your Needs

Contracting Company: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01
Contracted Company: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24
Project Name: PagSeguro—Squad—Data Engineering
Contract No.: 2735/19	Service Agreement No.: 03

The present Service Agreement shall be governed by the aforementioned Service Rendering Agreement, signed between PAGSEGURO INTERNET S.A. and COMPASSO TECNOLOGIA LTDA on July 15th, 2019.

Scope:

The present Service Agreement provides for the allocation of a squad of professionals with profiles for software development, acting in agile dynamics, according to the work model used by PagSeguro. The professionals who make up Squad shall work with full-time dedication.

The detailed scope of the services, as well as the items outside the scope are described in the document TECHNICAL/COMMERCIAL PROPOSAL: PS-20190930-DATENG-v4.1 which, initialed between the Parties, becomes an indissociable Attachment to this Service Agreement.

Remuneration:

a) [*****]

o	[*****]

b) [*****] according to the ratecard below:

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
Senior Data Engineer	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Full Data Engineer	3	DC	528	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	4		704		[*****]
						100% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

[*****] Confidential information redacted

Business Solutions for your Needs

Premises and Requirements:

All premises and requirements are detailed in the TECHNICAL/COMMERCIAL PROPOSAL document: PS-20190930-DATENG-v4.1, already mentioned.

Service Rendering Location:

The activities shall be carried out from the Compasso Delivery Centers in Rio Grande do Sul and in specific situations and according to the need, also in person at the Customer’s headquarters.

Service Rendering Time:

Activities which are not specified as 24x7 shall be performed during business hours. Business hours are considered the period from 7:00 am to 7:00 pm, GMT -3 (Brasília Time Zone) from Monday to Friday, except holidays.

All Compasso’s professionals strictly observe the CLT rules, especially with regard to the mandatory lunch break and limits on working hours.

Travel Expenses:

These are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, accompanied by a Debit Note and payment instructions, as long as previously informed and authorized by PagSeguro by email, under the terms and limitations of its current policies.

Travel expenses are understood as: transportation, food, insurance and accommodation, under the terms below

Travel Expense Policy
Daily Meals Southeast Region** Hotel—Executive 3-Star Category Air—Cheapest ticket at the defined time Insurance –	[*****]
In case of international travel Ground travel
Corporate Taxi/Uber fare upon receipt Intercity bus when applicable

Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

Payment Terms:

➣ [*****] shall be issued until [*****], when applicable;

[*****] Confidential information redacted

Business Solutions for your Needs

➣	All NFs shall mature within [*****] from the date of issue;

Notes:

•	Taxes are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;
o	Service invoices must be issued by the Contracted Party no later than the 12th of each month and shall be paid in the 30 ddl mode.

•	Compasso shall issue the Invoices from the unit executing the services, being able to use its branches

•

In the event of activities outside the contracted scope and not provided for in the extras described herein, they must be previously approved between the Customer and Compasso, and shall be the subject of a specific Service Agreement;

•	All operations related to this contracting shall be billed in national currency (BRL).

•	Unless previously notified as provided for in the agreement, at the end of the term, the services described herein are automatically renewed under the same conditions.

•	As provided for in the agreement, for each 12-month period the amounts presented herein shall be monetarily restated by the IPCA.

Other conditions:

The other terms and conditions provided for in the Service Rendering Agreement referenced hereinabove apply to the Services.

The following are an integral part of the present Service Agreement:

Attachment I—TECHNICAL/COMMERCIAL PROPOSAL PS-20190930-DATENG-v4.1

In the event of any divergence between the terms and conditions of this agreement and the proposals mentioned hereinabove, the provisions of this Service Agreement shall prevail.

Beginning of the Activities: 2 weeks after approval of the Commercial Proposal.

Term: 06 months

[*****] Confidential information redacted

Business Solutions for your Needs

Kind of Project: Dedicated SQUAD

In witness whereof, the Parties hereby sign the present SA, in two (02) counterparts of equal content form, in the presence of the undersigned witnesses.

São Paulo, November 5th, 2019.

Parties:

PAGSEGURO INTERNET S.A.

DocuSigned by: /s/ Wagner Chagas Feder By: Wagner Chagas Feder Position:	DocuSigned by: /s/ Artur Gaulke Schunck By: Artur Gaulke Schunck Position:

COMPASSO TECNOLOGIA

DocuSigned by: /s/ Renato Bertozzo Duarte By: Renato Bertozzo Duarte Position:	DocuSigned by: /s/ Cleyton de Almeida Ferreira By: Cleyton de Almeida Ferreira Position:

Witnesses:

DocuSigned by: 1./s/ Carlos Guilherme de Almeida Idoeta Name: Carlos Guilherme de Almeida Idoeta CPF No:	DocuSigned by: /s/ Isabel Macieira Sorio Name: Isabel Macieira Sorio CPF No:

Business Solutions for your Needs

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL

PS-20190930-DATENG-v4.1

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Squad—Data Engineering
November 1st, 2019
Proposal Number: PS-20190930-DATENG-v4

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Initial Considerations

•

The information contained in this document about products, services, images, graphic layouts and intellectual conception are the property of COMPASSO or its respective suppliers, its duplication being allowed only for the internal use of PagSeguro, and cannot be utilized as a source of information to third parties, as well as all information provided to COMPASSO should not be disclosed or used in other projects, except in the case of written authorization from both parties;

•	The content of this document includes ideas and material owned by COMPASSO, and must be used exclusively for the evaluation of the referred proposal;
•	This material cannot be accessed by people who are not directly connected to the customer and to the evaluation of the concerned proposal;
•	The same terms are also valid with respect to information obtained in meetings and documents received about the customer and utilized by COMPASSO to prepare this proposal;
•	No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

TECHNICAL PROPOSAL

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Squad Data Engineering Composition—SP and DC

•	The squad shall be allocated within a period of up to 2 weeks, after approval of the commercial proposal.

•	The chart below presents the Squad composition, considered as a monthly baseline:

Professional #	Professional’s Profile	Knowledge

1	Senior Data Engineer—PF	Data extraction and intake based on Oracle Golden Gate, Kafka and AWS platforms

3	Full Data Engineer—PF	Data extraction and intake based on Oracle Golden Gate, Kafka and AWS platforms

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Scope

•	The scope of this proposal provides for the allocation of a squad of professionals with profiles for software development and data analysis, acting in agile dynamics under PagSeguro management.
•	The professionals composing the squad shall work with exclusive dedication (full-time).
•	Team allocation is during business hours, from Monday to Friday, within the range from 9 am to 6 pm (except holidays);
•	The team allocated to this squad shall be working physically from Compasso’s Delivery Centers.
•	This team works with a weekly workload of 40 hours.

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Investment—DC

Below we present the commercial proposal based on the profiles mapped for the Data Engineering composition

Professional Profile	Professional#	Gross monthly amount per profile
Senior Data Engineer—PF*	1	[*****]
Full Data Engineer—PF*	3	[*****]
Gross Monthly Amount	4	[*****]

CONSIDERATIONS:

•	Values are presented in Brazilian Reais;
•	The levied are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);
•	The values above consider the allocation of this squad for a period of 6 months.
•	* working in Compasso’s Delivery Center

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Investment—DC

Overtime DrillDown

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
Senior Data Engineer	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Full Data Engineer	3	DC	528	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	4		704		[*****]
						% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

•	Calculation in the month after the execution of the service

•	Collection upon presentation of report and approval by the Contracting party

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Travel Policy

Travel Expense Policy
Daily Meals Southeast Region	[*****]

Hotel—Executive 3-Star Category

Air—Cheapest ticket at the defined time

Insurance—In the case of International trips

Ground travel

Corporate Taxi/Uber fare upon receipt Intercity bus when applicable Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

•	Calculation in the month after the trip

•	Collection upon presentation of report and approval by the Contracting party

•	Policy valid only for professionals based outside São Paulo/SP.

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Commercial Conditions

•	The billing referring to [*****] shall be made by the CNPJ of Compasso Tecnologia Ltda;

•	The billing shall be performed [*****];

•	[*****]

•	The payment term shall be [*****] from the date of issue of the NFS;

•	Values for full-time allocation of professionals listed in this proposal, working during business hours. Additional hours are subject to the additions provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and shall be adjusted annually based on the IPCA accumulated in the period;

•

Logistics expenses for the performance of Compasso professionals (allocated in Compasso’s Delivery Centers) at PagSeguro’s headquarters, shall be the customer’s responsibility and billed through Invoice issued by Compasso Tecnologia LTDA, following Compasso’s Expense policies;

•	PagSeguro shall not be charged for logistics expenses for professionals headquartered in São Paulo/SP;

•	The formalization shall be performed after the signature of a service agreement linked to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its issuance date.

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

Contracting Company: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01
Contracted Company: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24
Project Name: PagSeguro—Squad—Merchant APP
Contract No.: 2735/19	Service Agreement No.: 04
The present Service Agreement shall be governed by the aforementioned Service Rendering Agreement, signed between PAGSEGURO INTERNET S.A. and COMPASSO TECNOLOGIA LTDA on July 15th, 2019.

Scope:

The present Service Agreement provides for the allocation of a squad of professionals with profiles for software development, acting in agile dynamics, according to the work model used by PagSeguro. The professionals who make up Squad shall work with full-time dedication.

The detailed scope of the services, as well as the items outside the scope are described in the document TECHNICAL/COMMERCIAL PROPOSAL: PS-20190930-MERAPP-v5 which, initialed between the Parties, becomes an indissociable Attachment to this Service Agreement.

Remuneration:

a) [*****]

o	[*****]

b) [*****] charged according to the ratecard below:

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
Average Rate	3	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	3		176		[*****]
						% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

Premises and Requirements:

All premises and requirements are detailed in the TECHNICAL/COMMERCIAL PROPOSAL document: PS-20190930-MERAPP-v5, already mentioned.

Service Rendering Location:

The activities shall be carried out from the Compasso Delivery Centers in Rio Grande do Sul and in specific situations and according to the need, also in person at the Customer’s headquarters.

Service Rendering Time:

Activities which are not specified as 24x7 shall be performed during business hours. Business hours are considered the period from 7:00 am to 7:00 pm, GMT -3 (Brasília Time Zone) from Monday to Friday, except holidays.

All Compasso’s professionals strictly observe the CLT rules, especially with regard to the mandatory lunch break and limits on working hours.

Travel Expenses:

These are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, accompanied by a Debit Note and payment instructions, as long as previously informed and authorized by PagSeguro by email, under the terms and limitations of its current policies.

Travel expenses are understood as: transportation, food, insurance and accommodation, under the terms below

Travel Expense Policy
Daily Meals Southeast Region Hotel—Executive 3-Star Category Air—Cheapest ticket at the defined time	[*****]
Insurance—In the case of International trip Ground travel
Corporate Taxi/Uber fare upon receipt Intercity bus when applicable Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

Payment Terms:

➣ [*****] shall be issued until [*****], when applicable;

➣ All NFs shall mature within [*****] from the date of issue;

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

Notes:

•	Taxes are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;
o	Service invoices must be issued by the Contracted Party no later than the 12th of each month and shall be paid in the 30 ddl mode.

•	Compasso shall issue the Invoices from the unit executing the services, being able to use its branches

•

In the event of activities outside the contracted scope and not provided for in the extras described herein, they must be previously approved between the Customer and Compasso, and shall be the subject of a specific Service Agreement;

•	All operations related to this contracting shall be billed in national currency (BRL).

•	Unless previously notified as provided for in the agreement, at the end of the term, the services described herein are automatically renewed under the same conditions.

•	As provided for in the agreement, for each 12-month period the amounts presented herein shall be monetarily restated by the IPCA.

Other conditions:

The other terms and conditions provided for in the Service Rendering Agreement referenced hereinabove apply to the Services.

The following are an integral part of the present Service Agreement:

Attachment I—TECHNICAL/COMMERCIAL PROPOSAL PS-20190930-MERAPP-v5

In the event of any divergence between the terms and conditions of this agreement and the proposals mentioned hereinabove, the provisions of this Service Agreement shall prevail.

Beginning of the Activities: 2 weeks after approval of the Commercial Proposal.

Term: 06 months

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

Kind of Project: Dedicated SQUAD

In witness whereof, the Parties hereby sign the present SA, in two (02) counterparts of equal content form, in the presence of the undersigned witnesses.

São Paulo, December 3rd, 2019.

Parties:

PAGSEGURO INTERNET S.A.

DocuSigned by: /s/ Wagner Chagas Feder By: Wagner Chagas Feder Position:	DocuSigned by: /s/ Artur Gaulke Schunck By: Artur Gaulke Schunck Position:

COMPASSO TECNOLOGIA

DocuSigned by: /s/ Cleyton de Almeida Ferreira By: Cleyton de Almeida Ferreira Position:	DocuSigned by: /s/ Renato Bertozzo Duarte By: Renato Bertozzo Duarte Position:

Witnesses:

DocuSigned by: 1. ./s/ Carlos Guilherme de Almeida Idoeta Name: Carlos Guilherme de Almeida Idoeta CPF No:	DocuSigned by: /s/ Isabel Macieira Sorio Name: Isabel Macieira Sorio CPF No:

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL

PS-20190930-MERAPP-v5

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

TECHNICAL/COMMERCIAL PROPOSAL

PagSeguro—Squad—Merchant APP

November 14th, 2019

Proposal Number: PS-20190930-MERAPP-v5 (DC Compasso action)

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Initial Considerations

•

The information contained in this document about products, services, images, graphic layouts and intellectual conception are the property of COMPASSO or its respective suppliers, its duplication being allowed only for the internal use of PagSeguro, and cannot be utilized as a source of information to third parties, as well as all information provided to COMPASSO should not be disclosed or used in other projects, except in the case of written authorization from both parties;

•	The content of this document includes ideas and material owned by COMPASSO, and must be used exclusively for the evaluation of the referred proposal;

•	This material cannot be accessed by people who are not directly connected the customer and to the evaluation of the concerned proposal;

•	The same terms are also valid with respect to information obtained in meetings and documents received about the customer and utilized by COMPASSO to prepare this proposal;

•	No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

TECHNICAL PROPOSAL

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Scope

•

The scope of this proposal provides for the allocation of a squad of professionals with profiles for software development and data analysis, acting in agile dynamics, according to the work model utilized by PagSeguro.

•	This professional squad shall work in the development of data solutions, in the Analytics area of PagSeguro.

•	The professionals composing the squad shall work with exclusive dedication (full-time).

•	Team allocation is during business hours, from Monday to Friday, within the range from 7 am to 7 pm (except holidays);

•	The team allocated to this squad shall be working physically from Compasso’s Delivery Centers, in Passo Fundo/RS;

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Squad Merchants APP Composition

•	The squad shall be allocated within a period of up to 2 weeks, after approval of the commercial proposal.

•	The chart below presents the Squad composition, considered as a monthly baseline:

Professional #	Professional’s Profile	Knowledge
1	Data Architect Specialist	Analytical Data Modeling, ETL process specification and Data Warehouse
1	Senior Data Engineer	Data Exploration and Transformation
1	Full Data Engineer	Data Exploration and Transformation

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

COMMERCIAL PROPOSAL

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Investment

Below we present the commercial proposal based on the profiles mapped for the Squad Merchant APP composition

SQUAD MONTHLY AMOUNT [*****]

Within this composition, the average man value is [*****].

CONSIDERATIONS:

•	Values are presented in Brazilian Reals;

•	The levied are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);

•	The values above consider the allocation of this squad for a period of 6 months.

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Investment

Overtime DrillDown

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/ Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
Average Rate	3	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	3		176		[*****]
						% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

•	Calculation in the month after the execution of the service

•	Collection upon presentation of report and approval by the Contracting party

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Travel Policy

Travel Expense Policy

Daily Meals Southeast Region                                     [*****]

Hotel—Executive 3-Star Category

Air—Cheapest ticket at the defined time

Insurance—In the case of International trip

Ground travel

Corporate Taxi/Uber fare upon receipt Intercity bus when applicable Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

•	Calculation in the month after the trip

•	Collection upon presentation of report and approval by the Contracting party

•	Allocation of professionals involving travel expenses shall always have prior alignment by email authorizing the movement and acknowledging the associated expenses

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Commercial Conditions

•	The billing referring to [*****] shall be made by the CNPJ of Compasso Tecnologia Ltda;

•	The billing shall be performed [*****];

•	[*****];

•	The payment term shall be [*****] from the date of issue of the NFS;

•	Values for full-time allocation of professionals listed in this proposal, working during business hours. Additional hours are subject to the additions provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and shall be adjusted annually based on the IPCA accumulated in the period;

•

Logistics expenses for the performance of Compasso professionals (allocated in Compasso’s Delivery Centers) at PagSeguro’s headquarters, shall be the customer’s responsibility and billed through a Debit Note issued by Compasso Tecnologia LTDA, following Compasso’s Expense policies;

•	The formalization shall be performed after the signature of a service agreement linked to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its issuance date.

[*****] Confidential information redacted

DocuSign Envelope ID: 9504C02B-A17A-462E-B435-41DF40CD2C19

Business Solutions for your Needs

Contracting Company: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01
Contracted Company: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24

Project Name: PagSeguro—Squad 1—Financial Conciliation System

Contract No.: 2735

1st Amendment

The present Service Agreement shall be governed by the aforementioned Service Rendering Agreement, signed between PAGSEGURO INTERNET S.A. and COMPASSO TECNOLOGIA LTDA on July 15th, 2019.

The present document aims to add the Service Agreement 01 signed on August 13th, 2019, expanding the capacity of Squad through the addition of the TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Increment Squad 01—Financial Conciliation System PS 20191126-SYSADMIN_v2.

The writing of the consolidated AS_01 becomes:

Scope: The present Service Agreement provides for the allocation of a squad of professionals with profiles for software development, acting in agile dynamics, according to the work model used by PagSeguro.

The detailed scope of the services, as well as the items outside the scope are described in the documents i) TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Squad 1—Financial Conciliation System PS-20190725- 10_v2; and ii) TECHNICAL / COMMERCIAL PROPOSAL PagSeguro—Increment Squad 01—Financial Conciliation System PS 20191126-SYSADMIN_v2 that initialed between the parties become indissoluble Attachments to this Service Agreement.

Remuneration:

a) [*****]

o	[*****]

b) [*****] according to the ratecard below:

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/ Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
Senior Data Engineer	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior DevOps Analyst	2	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Backend Dev	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Full Backend Dev	2	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Automation Tester	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	7		1232		[*****]

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Business Solutions for your Needs

% of the Hour Value	Additional payments on the Hour Value
Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
[*****]	[*****]	[*****]	[*****]

Assumptions and Requirements:

All assumptions and requirements are detailed in the documents TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Squad 1—Financial Conciliation System PS-20190725-10_v2 and TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Increment Squad 01—Financial Conciliation System PS 20191126- SYSADMIN_v2 already mentioned.

Service Rendering Location:

The activities shall be carried out from the Compasso Delivery Centers in Rio Grande do Sul and in specific situations and according to the need, also in person at the Customer’s headquarters.

Service Rendering Time:

Activities which are not specified as 24x7 shall be performed in business hours. Business hours are considered the period from 7:00 am to 7:00 pm, GMT -3 (Time Zone Brasília).

Travel Expenses:

These are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, accompanied by a Debit Note and payment instructions, as long as previously informed and authorized by PagSeguro, under the terms and limitations of its current policies. Travel expenses are understood as: transportation, food, insurance and accommodation, under the terms below

Travel Expense Policy
Daily Meals Southeast Region** Hotel—Executive 3-St ar Category Air—Cheapest ticket at the defined time Insurance—In the case of International trip Ground travel	[*****]
Corporate Taxi/Uber fare upon receipt Intercity bus when applicable
Travel/Displacements during business hours

**

If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

Payment Terms:

>	[*****] shall be issued until [*****], when applicable;

>	All NFs shall mature within [*****] from the date of issue;

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Business Solutions for your Needs

Notes:

•	Taxes are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;

o	Service invoices must be issued by the Contracted Party no later than the 12th of each month and shall be paid in the 30 ddl mode.

•	Compasso shall issue the Invoices from the unit executing the services, being able to use its branches

•

In the event of activities outside the contracted scope and not provided for in the extras described herein, they must be previously approved between the Customer and Compasso, and shall be the subject of a specific Service Agreement;

•	All operations related to this contracting shall be billed in national currency (BRL).

•	Unless previously notified as provided for in the agreement, at the end of the term, the services described herein are automatically renewed under the same conditions.

•	As provided for in the agreement, for each 12-month period the amounts presented herein shall be monetarily restated by the IPCA.

Other conditions:

The other terms and conditions provided for in the Service Rendering Agreement referenced hereinabove apply to the Services.

The following are an integral part of the present Service Agreement:

Attachment I—TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Squad 1—Financial Conciliation System PS-20190725-10_v1 and TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Increment Squad 01—Financial Conciliation System PS 20191126- SYSADMIN_v2

Attachment II—The Contracting Party’s Information Security and Data Protection

In the event of any divergence between the terms and conditions of this agreement and the proposals mentioned hereinabove, the provisions of this Service Agreement shall prevail.

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Business Solutions for your Needs

Beginning of the Activities: From the signature of the Amendment to the Service Agreement

Term: 12 months

Kind of Project: Dedicated SQUAD

In witness whereof, the Parties hereby sign the present SA, in two (02) counterparts of equal content form, in the presence of the undersigned witnesses.

São Paulo, December 4th, 2019.

Parties:

PAGSEGURO INTERNET S.A.

DocuSigned by:	DocuSigned by:

/s/ Wagner Chagas Feder	/s/ Artur Gaulke Schunck
By: Wagner Chagas Feder	By: Artur Gaulke Schunck
Position:	Position:

COMPASSO TECNOLOGIA

DocuSigned by:	DocuSigned by:

/s/ Renato Bertozzo Duarte	/s/ Cleyton de Almeida Ferreira
By: Renato Bertozzo Duarte	By: Cleyton de Almeida Ferreira
Position:	Position:

Witnesses:

DocuSigned by:	DocuSigned by:

1. /s/ Carlos Guilherme de Almeida Idoeta	/s/ Isabel Maceira Sorio
Name: Carlos Guilherme de Almeida Idoeta	Name: Cleyton de Almeida Ferreira
CPF No:	CPF No::

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Business Solutions for your Needs

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Squad 1—Financial Conciliation System

PS-20190725-10_v2 and TECHNICAL/COMMERCIAL PROPOSAL PagSeguro—Increment Squad 01—

Financial Conciliation System PS 20191126- SYSADMIN_v2

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

TECHNICAL/COMMERCIAL PROPOSAL

Increment AS 01—Financial Conciliation Squad

December 4th, 2019

Proposal Number: PS-20191126-SYSADMIN-V2

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Initial Considerations

•

The information contained in this document about products, services, images, graphic layouts and intellectual conception are the property of COMPASSO or its respective suppliers, its duplication being allowed only for the internal use of PagSeguro, and cannot be utilized as a source of information to third parties, as well as all information provided to COMPASSO should not be disclosed or used in other projects, except in the case of written authorization from both parties;

•	The content of this document includes ideas and material owned by COMPASSO, and must be used exclusively for the evaluation of the referred proposal;

•	This material cannot be accessed by people who are not directly connected to the customer and to the evaluation of the concerned proposal;

•	The same terms are also valid with respect to information obtained in meetings and documents received about the customer and utilized by COMPASSO to prepare this proposal;

•	No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

TECHNICAL PROPOSAL

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Scope

•	The scope of this proposal foresees the increase of professionals with profiles to act as SysAdmin, acting in agile dynamics under the management of PagSeguro in the Financial Conciliation squad.

•	The professionals who compose the Squad shall work with full-time dedication;

•	The team shall be allocated during business hours from Monday to Friday, within from 9 am to 6 pm (except holidays);

•	The team will act in person or remotely from Compasso’s Delivery Centers;

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Incremental

Below we present the commercial proposal based on the profiles mapped to increase the Financial Conciliation squad

Professional Profile	Base	Professional #	Gross monthly amount per profile
Senior DevOps Analyst	Delivery Center	1	[*****]
Gross Monthly Amount		2	[*****]

CONSIDERATIONS:

•	Values are presented in Brazilian Reais;

•	The levied are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);

•	The values above consider the allocation of this squad for a period of 6 months.

•	* action from Compasso’s Delivery Center

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Investment

Based on the increment of 1 professional with a Senior DevOps profile detailed on the previous slide, below is the new DrillDown Additional Hours for the Financial Conciliation squad

Baseline						Additional Hour Value
Professional Profile	Professional #	Base	Hours/Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
Senior Data Engineer	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior DevOps Analyst	2	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Backend Dev	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Full Backend Dev	2	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Automation Tester	1	DC	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	7		1232		[*****]
						% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10:00 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

•	Calculation in the month after the execution of the service

•	Collection upon presentation of report and approval by the Contracting party

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Travel Policy

Travel Expense Policy
Daily Meals Southeast Region	[*****]
Hotel—Executive 3-Star Category Air—Cheapest ticket at the defined time Insurance—In case of international travel Ground travel
Corporate Taxi/Uber fare upon receipt Intercity bus when applicable
Travel/Displacements during business hours
**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

•	Calculation in the month after the trip

•	Collection upon presentation of report and approval by the Contracting party

•	Allocation of professionals involving travel expenses shall always have prior alignment by email authorizing the movement and acknowledging the associated expenses

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Commercial Conditions

•	The billing referring to [*****] shall be made by the CNPJ of Compasso Tecnologia Ltda;

•	The billing shall be performed [*****];

•	[*****];

•	The payment term shall be [*****] from the date of issue of the NFS;

•	Values for full-time allocation of professionals listed in this proposal, working during business hours. Additional hours are subject to the additions provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and shall be adjusted annually based on the IPCA accumulated in the period;

•

Logistics expenses for the performance of Compasso professionals (allocated in Compasso’s Delivery Centers) at PagSeguro’s headquarters, shall be the customer’s responsibility and billed through Invoice issued by Compasso Tecnologia LTDA, following Compasso’s Expense policies;

•	PagSeguro shall not be charged for logistics expenses for professionals headquartered in São Paulo (SP);

•	The formalization shall be performed after the signature of a service agreement linked to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its issuance date.

[*****] Confidential information redacted

DocuSign Envelope ID: ED8A317F-9A22-4B5B-B0ED-1A33B9C185F6

Conclusion Certificate
Envelope identification: ED8A317F9A224B5BB0ED1A33B9C185F6		Status: Concluded
Subject: DocuSign: PagSeguro—Minuta_AS 01_Squad_Conc_Financeira_1o TA_15Jan20.pdf
Origin of the Envelope: No. of Pages in Document: 14	Signatures: 6	Envelope sender:
No. of Pages in Certificate: 9	Initials: 1	Isabela Retamero Paco
Guided signature: Activated		Av. Brigadeiro Faria Lima, 1.384
Stamp with Envelope ID: Activated		SP, SP 01452-002
Time zone: (UTC-08:00) Pacific Time (US and Canada)		[*****]
IP Address: [*****]
Record tracking
Status: Original	Holder: Isabela Retamero Paco	Location: DocuSign
01/15/2020 12:22:15 p.m.	[*****]
Signatory Events	Signature	Date/Time
Aristides Tranquillini Neto		Submitted: 01/15/2020 12:24:29 p.m.
[*****]		Resent: 01/16/2020 03:29:54 a.m.
LAWYER		Viewed: 01/16/2020 03:51:54 a.m.
UNIVERSO ONLINE SA		Signed: 01/16/2020 03:54:28 a.m.
Security Level: Email address, Account authentication (None)	Adoption of signature: Loaded signature image
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 01/15/2020 5:42:04 p.m.
ID: [*****]
Isabel Macieira Sorio	DocuSigned by:	Submitted: 01/16/2020 03:54:30 a.m.
[*****]		Viewed: 01/16/2020 04:02:40 a.m.
Security Level: Email address, Account authentication (None)		Signed: 01/16/2020 04:02:59 a.m.
Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 12/26/2018 09:01:03 a.m.
ID: [*****]
Cleyton de Almeida Ferreira	DocuSigned by:	Submitted: 01/16/2020 04:03:01 a.m.
[*****]		Viewed: 01/16/2020 05:38:03 a.m.
Products Director		Signed: 01/16/2020 05:38:26 a.m.
Security Level: Email address, Account authentication (None)	Adoption of signature: Drawn in the device
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 01/16/2020 05:38:03 a.m.
ID: [*****]
Renato Bertozzo Duarte	DocuSigned by:	Submitted: 01/16/2020 05:38:28 a.m.
[*****]		Viewed: 01/16/2020 11:51:11 a.m.
Legal Director		Signed: 01/16/2020 11:51:21 a.m.
Universo Online S.A.
Security Level: Email address, Account authentication	Adoption of signature: Pre-selected style
(None)	Using IP address: [*****]
Signed with the use of the cell phone
Signature and Electronic Registration Terms:

[*****] Confidential information redacted

Signatory Events	Signature	Date/Time
Accepted: 01/16/2020 11:51:11 a.m.
ID: [*****]
Carlos Guilherme de Almeida Idoeta	DocuSigned by:	Submitted: 01/16/2020 11:51:23 a.m.
[*****]		Viewed: 01/16/2020 11:53:07 a.m.
Security Level: Email address, Account authentication (None)		Signed: 01/16/2020 11:53:58 a.m.
Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 01/16/2020 11:53:07 a.m.
ID: [*****]
Wagner Chagas Feder	DocuSigned by:	Submitted: 01/16/2020 11:54:01 a.m.
[*****]		Viewed: 01/16/2020 12:51:43 p.m.
Security Level: Email address, Account authentication (None)		Signed: 01/20/2020 04:33:25 a.m.
Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature Terms and Electronic Registration:
Accepted: 01/16/2020 12:51:43 p.m.
ID: [*****]
Artur Gaulke Schunck	DocuSigned by:	Submitted: 01/20/2020 04:33:27 a.m.
[*****]		Viewed: 01/20/2020 05:00:58 a.m.
CFO		Signed: 01/20/2020 05:01:06 a.m.
Security Level: Email address, Account authentication (None)	Adoption of signature: Pre-selected style
Using IP address: [*****]
Signature and Electronic Registration Terms:
Accepted: 01/20/2020 05:00:58 a.m.
ID: [*****]
In-Person Signatory Events	Signature	Date/Time
Editor Events	Status	Date/Time
Agent Events	Status	Date/Time
Recipient Events	Status	Date/Time
Intermediates
Certified Delivery Events	Status	Date/Time
Copy Events	Status	Date/Time
Isabela Retamero Paco	Copied	Submitted: 01/20/2020 05:01:07 a.m.
[*****]		Resent: 01/20/2020 05:01:12 a.m.
Anl. Pl Processes
PAGSEGURO INTERNET S.A.
Security Level: Email address, Account authentication (None)
Signature and Electronic Registration Terms:
Not available through DocuSign
Events with witnesses	Signature	Date/Time
Civil Law Notary Events	Signature	Date/Time

[*****] Confidential information redacted

Envelope summary events	Status	Date/time stamp
Envelope submitted	With hash/encrypted	01/20/2020 05:01:08 a.m.
Certified delivery	Verified security	01/20/2020 05:01:08 a.m.
Signature completed	Verified security	01/20/2020 05:01:08 a.m.
Concluded	Verified security	01/20/2020 05:01:08 a.m.
Payment events	Status	Date/time stamp
Signature and Electronic Registration Terms

Signature Terms and Electronic Registration created on: 02/07/2018 05:43:37

The parties hereby agree at: Aristides Tranquillini Neto, Isabel Macieira Sorio, Renato Bertozzo Duarte, Wagner Chagas Feder, Artur Gaulke Schunck

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically,    may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can electronically access this information satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

Obtention of hard copies

At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

How to contact:

You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by email, send messages to:

[*****] Confidential information redacted

To inform your new email address to:

To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

(i)	refuse to sign a document from your DocuSign session, and on the next page, mark the item indicating your intention to withdraw your consent; or

(ii)

send an email message to and inform, in the body of the message, your email address, full name, postal address in Brazil and telephone number. We do not need any other information from you to withdraw your consent. As a result of revoking your consent for online documents, transactions shall take a longer time to process.

Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

** These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

Confirmation of your access and consent to receive materials electronically:

To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)

I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and (iii) Until or unless I notify you as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me during the course of my relationship with you.

Signature Terms and Electronic Registration created on: 12/27/2017 06:27:37 a.m.

The parties hereby agree at: Cleyton de Almeida Ferreira, Carlos Guilherme de Almeida Idoeta

CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES

Electronic Registration and Signature Disclosure

Periodically, UOL—UNIVERSO ONLINE S/A may be legally required to provide you with certain written notices or disclosures. The terms and conditions for providing you with such notices and disclosures electronically through the electronic signature system of DocuSign, Inc. (DocuSign). Please read the information below carefully and thoroughly, and if you can access this information electronically satisfactorily and agree to these terms and conditions, please confirm your acceptance by clicking on the “I agree” button at the bottom of this document.

Obtention of hard copies

At any time, you may request from us a hard copy of any record provided or made available electronically by us to you. You shall be able to download and print the documents we send you through the DocuSign system during and immediately after the signing session, and if you choose to create a DocuSign user account, you shall be able to access them for a limited period of time (usually 30 days) after the date of first submission to you. After that period, if you wish us to send hard copies of any of these documents from our office to you, we shall charge you a fee of [*****] per page. You can request delivery of such hard copies by us following the procedure described below.

Withdrawal of your consent

Should you decide to receive notices and disclosures from us electronically, you can, at any time, change your mind and inform us later that you wish to receive notices and disclosures only in printed form. The way in which you must inform us of your decision to receive future notices and disclosures in printed form and to withdraw your consent to receive notices and disclosures is described below.

Consequences of withdrawal of consent

If you choose to receive the required notices and disclosures only in print, this shall reduce the speed at which we are able to complete certain steps in transactions involving you and the delivery of services to you, as we shall first need to send the required notices and disclosures in printed form, and then wait until we receive back confirmation that you have received such printed notices and disclosures. To indicate to us that you have changed your mind, you must withdraw your consent by filling in the DocuSign “Withdrawal of Consent” form on the signature page of a DocuSign envelope, rather than signing it. This shall indicate that you have withdrawn your consent to receive notices and disclosures electronically and you shall no longer be able to use the DocuSign system to receive the necessary notifications and consents from us electronically or to electronically sign documents sent by us.

All notices and disclosures shall be sent to you electronically

Unless you inform us otherwise, in accordance with the procedures described herein, we shall provide you electronically, through your DocuSign user account, with all necessary notices, disclosures, authorizations, confirmations and other documents which must be provided or made available to you during our relationship. In order to mitigate the risk of you inadvertently failing to receive any notice or disclosure, we prefer to provide all notices and disclosures using the same method and to the same address you provided to us. Thus, you shall be able to receive all disclosures and notices electronically or in printed form, through the mail. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above, which describes the consequences of your choice not to receive notices and disclosures from us electronically.

How to contact UOL—UNIVERSO ONLINE S/A:

You can contact us to inform about your changes to how we may contact you electronically, request hard copies of certain information and withdraw your prior consent to receive notices and disclosures in electronic format, as follows: To contact us by e-mail send messages to: [*****]

[*****] Confidential information redacted

To contact us by email, send messages to: UOL—UNIVERSO ONLINE S/A

To inform your new email address to UOL—UNIVERSO ONLINE S/A:To inform us of a change in your email address, to which we must send notices and disclosures electronically, you must send us an email message to the address [*****] and inform, in the body of the message: your previous email address, your new email address. We do not ask for any other information to change your email address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc to ensure that your new email address is reflected in your DocuSign account, following the process for changing email in the DocuSign system.

To request hard copies from UOL—UNIVERSO ONLINE S/A:

To request delivery of hard copies of notices and disclosures previously provided by us electronically, you must send an email message to [*****] and inform, in the body of the message: your email address, full name, postal address in Brazil and phone number. We shall charge you for copies at this time, if applicable.

To withdraw your consent to UOL—UNIVERSO ONLINE S/A:

To inform us that you no longer wish to receive future notices and disclosures in electronic format, you may:

(i) refuse to sign a document from your DocuSign session, and on the next page, tick the item indicating your intention to revoke your consent; or

(ii) send an email message to [*****] and inform, in the body of the message, your email address, full name, postal address in Brazil and telephone number. We do not need any other information from you to revoke your consent. As a result of revoking your consent for online documents, transactions shall take a longer time to process. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

Required hardware and software**:

(i)	Operational Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Final versions of Internet Explorer® 6.0 or higher (Windows only); Mozilla Firefox 2.0 or higher (Windows and Mac); Safari™ 3.0 or higher (Mac only)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: Minimum 800 x 600

(v)	Security Settings enabled: Allow cookies per session

** These minimum requirements are subject to change. In case of alteration, you shall be asked to accept the disclosure again. Trial versions (e.g., beta) of operating systems and browsers are not supported.

[*****] Confidential information redacted

Confirmation of your access and consent to receive materials electronically:

To confirm that you can access this information electronically, which shall be similar to other electronic notices and disclosures we shall send to you in the future, please verify that it has been possible to read this electronic disclosure and that it has also been possible to print or save this page electronically for future reference and access; or that it was possible to send the present disclosure and consent, via email, to an address through which it is possible for you to print or save it for future reference and access. In addition, if you agree to receive notices and disclosures exclusively in electronic format under the terms and conditions described above, please inform us by clicking on the “I agree” button below.

By selecting the “I agree” field, I confirm that:

(i)	I am able to access and read this electronic document, called CONSENT FOR ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SUBSCRIPTION DISCLOSURES; and

(ii)	I am able to print or save or email this disclosure to a location where I can print it for future reference and access; and

(iii)

Until or unless I notify UOL—UNIVERSO ONLINE S/A as described above, I consent to receiving exclusively in electronic form, all notices, disclosures, authorizations, acceptances and other documents which must be provided or made available to me by UOL—UNIVERSO ONLINE S/A during the course of my relationship with you.

Business Solutions for your Needs

Contracting Company: PAGSEGURO INTERNET S.A.	CNPJ: 08.561.701/0001-01
Contracted Company: COMPASSO TECNOLOGIA LTDA	CNPJ: 07.654.824/0001-24

Project Name: PagSeguro—Data Specialists.

Contract No.: 2735/19	Service Agreement No.: 05

The present Service Agreement shall be governed by the aforementioned Service Rendering Agreement, signed between PAGSEGURO INTERNET S.A. and COMPASSO TECNOLOGIA LTDA on July 15th, 2019.

Scope:

The present Service Agreement provides for the allocation of a squad of professionals with profiles for software development, acting in agile dynamics, according to the work model used by PagSeguro.

The team shall be composed of an SR data engineer working with exclusive dedication (full-time) and our Evangelist in Data Engineering part-time (50%).

The detailed scope of the services, as well as the items outside the scope are described in the document TECHNICAL/COMMERCIAL PROPOSAL: PS-20191016-DATSPC-v2 which, initialed between the Parties, becomes an indissociable Attachment to this Service Agreement.

Remuneration:

a) [*****]

o	[*****]

b) [*****] according to the ratecard below:

Baseline							Additional Hour Value
Professional Profile	Professional #	Base	Hours/ Month	Value/hour	Monthly Investment (Baseline)		Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
Data & Analytics Specialist	0.5	SP	88	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Data Engineer	1	RS	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	1.5		264		[*****]
							% of the Hour Value	Additional payments on the Hour Value
							Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
							[*****]	[*****]	[*****]	[*****]

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Business Solutions for your Needs

Premises and Requirements:

All premises and requirements are detailed in the TECHNICAL/COMMERCIAL PROPOSAL document: PS-20191016-DATSPC-v2, already mentioned.

Service Rendering Location:

The activities shall be carried out from the Compasso Delivery Centers in Rio Grande do Sul and in specific situations and according to the need, also in person at the Customer’s headquarters.

Service Rendering Time:

Activities which are not specified as 24x7 shall be performed during business hours. Business hours are considered the period from 7:00 am to 7:00 pm, GMT -3 (Time Zone Brasília) from Monday to Friday, except holidays.

All Compasso’s professionals strictly observe the CLT rules, especially with regard to the mandatory lunch break and limits on working hours.

Travel Expenses:

These are not included in the price, and must be reimbursed to Compasso upon presentation of an expense report, accompanied by a Debit Note and payment instructions, as long as previously informed and authorized by PagSeguro by email, under the terms and limitations of its current policies.

Travel expenses are understood as: transportation, food, insurance and accommodation, under the terms below

Travel Expense Policy
Daily Meals Southeast Region Hotel—Executive 3-Star Category Air—Cheapest ticket at the defined time Insurance—In the case of International trip Ground travel	[*****]
Corporate Taxi/Uber fare upon receipt Intercity bus when applicable Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Business Solutions for your Needs

Payment Terms:

➣	[*****] shall be issued [*****], when applicable;

➣	All NFs shall mature within [*****] from the date of issue;

Notes:

•	Taxes are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), and COFINS (3%), for billing in Brazil;

•	Compasso shall issue the Invoices from the unit executing the services, being able to use its branches;

•

In the event of activities outside the contracted scope and not provided for in the extras described herein, they must be previously approved between the Customer and Compasso, and shall be the subject of a specific Service Agreement;

•	All operations related to this contracting shall be billed in national currency (BRL).

•	Unless previously notified as provided for in the agreement, at the end of the term, the services described herein are automatically renewed under the same conditions.

•	As provided for in the agreement, for each 12-month period the amounts presented herein shall be monetarily restated by the IPCA.

Other conditions:

The other terms and conditions provided for in the Service Rendering Agreement referenced hereinabove apply to the Services.

The following are an integral part of the present Service Agreement:

Attachment I—TECHNICAL/COMMERCIAL PROPOSAL: PS-20191016-DATSPC-v2

In the event of any divergence between the terms and conditions of this agreement and the proposals mentioned hereinabove, the provisions of this Service Agreement shall prevail.

Beginning of the Activities: 2 weeks after approval of the Commercial Proposal.

Term: 03 months

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Business Solutions for your Needs

Kind of Project: Dedicated SQUAD

In witness whereof, the Parties hereby sign the present SA, in two (02) counterparts of equal content form, in the presence of the undersigned witnesses.

São Paulo, January 09th, 2020.

Parties:

PAGSEGURO INTERNET S.A.

DocuSigned by:	DocuSigned by:

/s/ Wagner Chagas Feder	/s/ Artur Gaulke Schunck
By: Wagner Chagas Feder	By: Artur Gaulke Schunck
Position:	Position:

COMPASSO TECNOLOGIA

DocuSigned by:	DocuSigned by:

/s/ Renato Bertozzo Duarte	/s/ Cleyton de Almeida Ferreira
By: Renato Bertozzo Duarte	By: Cleyton de Almeida Ferreira
Position:	Position:

Witnesses:

DocuSigned by:		DocuSigned by:

1.	/s/ Carlos Guilherme de Almeida Idoeta	/s/ Isabel Macieira Sorio
Name:	Carlos Guilherme de Almeida Idoeta	Name:	Isabel Macieira Sorio
CPF No:		CPF No:

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Business Solutions for your Needs

ATTACHMENT 1

TECHNICAL/COMMERCIAL PROPOSAL PS-20191016-DATSPC-v2

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

TECHNICAL/COMMERCIAL PROPOSAL

PagSeguro—Data Specialists

November 18th, 2019

Proposal Number: PS-20191016-DATSPC-v2

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Initial Considerations

•

The information contained in this document about products, services, images, graphic layouts and intellectual conception are the property of COMPASSO or its respective suppliers, its duplication being allowed only for the internal use of PagSeguro, and cannot be utilized as a source of information to third parties, as well as all information provided to COMPASSO should not be disclosed or used in other projects, except in the case of written authorization from both parties;

•	The content of this document includes ideas and material owned by COMPASSO, and must be used exclusively for the evaluation of the referred proposal;

•	This material cannot be accessed by people who are not directly connected to the customer and to the evaluation of the concerned proposal;

•	The same terms are also valid with respect to information obtained in meetings and documents received about the customer and utilized by COMPASSO to prepare this proposal;

•	No part of this document may be reproduced in other documents and/or presentations without the express written authorization by COMPASSO.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

TECHNICAL PROPOSAL

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Scope

•

This is a proposal with a defined scope and deadline, aiming to solve PagSeguro’s needs related to its Data Lake, through the definition of solution design and construction of models that present the practices to be followed by the engineering team. The scope of this proposal is limited to the themes described below;

•	The team shall be composed of an SR data engineer working with exclusive dedication (full-time) and our Evangelist in Data Engineering part-time (50%).

•	Team allocation is during business hours, from Monday to Friday, within the range from 7 am to 7 pm (except holidays);

•	The team allocated to this squad shall be working physically of the PagSeguro installations, in São Paulo/SP and part in Compasso’s Delivery Centers.

•	This team works with a weekly workload of 40 hours.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Scope

Theme #1—Data Files

Processing of data stream or batch sent in avro format to Kafka, for versioning, consolidation (merge), formatting (parquet) and partitioning of files in a specialized layer for data analysis in the cloud storage.

Goals

•	Removing the need to copy data to Redshift storage;

•	Making the data layer independent of search engines;

•	Implementation of a data life/cooling cycle to reduce costs.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Scope

Theme #2—Data Catalog

Creation of a centralized data catalog to be used as a metastore by the query engines (Presto, Hive, Spark SQL, Impala, Redshift Spectrum, Athena and etc.) which use the SQL language to query the data of the cloud storage.

Goals

•	Creation of a semantic layer to access data from cloud storage

•	Enabling data access administration through grants to cloud storage directories

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Scope

Theme #3—Maintenance

Contingency flows, integrity assurance process and data consistency in the Data Lake analytical layer, processing buffers and log engineering (repository and availability for consultations).

Goals

•	Creation of mechanics for active monitoring—does not include the creation of all necessary alerts and dashboards;

•	Creation of fault tolerance mechanisms for the Kafka data capture process and availability for consumption.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Process and Deliverables

•	The purpose of this work is to develop an analytical data solution, based on a Data Lake that is:

•	Data Centric

•	Elastic, safe, reliable and with the best cost performance

•	Easy to add new data producers and consumers

•	The purpose of the specialists is to build the models of how each part should be implemented by the engineers;

•	The work of the specialists will follow the following steps:

1. Based on the themes defined herein, determine the product backlog;

2. Prioritize backlog items in 2-week sprints (in conjunction with PagSeguro PO)

3. In each sprint

a. Devise a solution for the need

b. Build a model for the solution

c. Define the set of use and development practices to be adopted by the engineers

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Schedule

MONTH 1				MONTH 2				MONTH 3
Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12
Theme 1						Theme 2		Theme 3
Evangelist						Technical monitoring			Technical monitoring		Technical monitoring
						Technical monitoring					Technical monitoring
Senior Data Engineer

Notes:

•	Each theme will be divided into N sprints according to the schedule above. The definition of deliverables shall be defined in the planning for each sprint;

•	Before the beginning of each sprint the backlog can be altered or reprioritized;

•	The evangelist shall be dedicated to development during the sprints of the first theme, in the others he/she shall act as an advisor;

•	At the end of each sprint, one (or more) prototypes shall be delivered to be used as a model by the engineering team for the developments;

•	The operationalization of the development can be scaled up with the allocation of more data engineers.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Premises

•	All access necessary to perform the work from the PagSeguro office in São Paulo/SP, or from Compasso DCs, will be granted to the team members by PagSeguro itself;

•

The deliverables of this work are limited to solution drawings and model construction of the practices to be adopted. Therefore, some points of the solution shall be limited to only a few objects (e.g.: tables), requiring replication by the data engineering team;

•	We recommend that, during the execution of the sprints which compose the first theme, the Data Engineer part of this team is moved to the headquarters of PagSeguro.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

COMMERCIAL PROPOSAL

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Team Composition—Commercial Planning

•	The team shall be allocated within a period of up to 2 weeks, after approval of the commercial proposal.

•	The chart below presents its composition, considered as a monthly baseline:

Professional #	Professional’s Profile	Knowledge
0.5	Data & Analytics Specialist	Understanding the needs related to the data life cycle and creating cloud engineering solutions (AWS) to meet these needs. Responsible for finding ways to overcome the challenges inherent in a Big Data context, ensuring reliability, security, performance and a manageable cost.
1	Senior Data Engineer	Responsible for building the construction of what is designed by the Specialist.

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Investment

Below we present the commercial proposal based on the profiles mapped for the herein proposed team composition:

Professional Profile	Professional #	Gross monthly amount per profile
Data & Analytics Specialist	0.5	[*****]
Senior Data Engineer*	1	[*****]
Gross Monthly Amount	1.5	[*****]

CONSIDERATIONS:

•	Values are presented in Brazilian Reais;

•	The levied are already included in the presented amounts, namely: ISSQN (2%), PIS (0.65%), Cofins (3%);

•	The values above consider the allocation of this team for a period of 3 months.

•	* working in Compasso’s Delivery Center

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Investment

Overtime DrillDown

Baseline						Additional Hour Value
Professional Profile	Professional#	Base	Hours/ Month	Value/hour	Monthly Investment (Baseline)	Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
Data & Analytics Specialist	0.5	SP	88	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Senior Data Engineer	1	RS	176	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
	1.5		264		[*****]
						% of the Hour Value	Additional payments on the Hour Value
						Warning not triggered	Overtime	Nighttime 10 p.m. to 6 a.m.	Night Overtime
						[*****]	[*****]	[*****]	[*****]

•	Calculation in the month after the execution of the service

•	Collection upon presentation of report and approval by the Contracting party

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Travel Policy

Travel Expense Policy

Daily Meals Southeast Region     [*****]

Hotel—Executive 3-Star Category

Air—Cheapest ticket at the defined time

Insurance—In the case of International trip

Ground travel

Corporate Taxi/Uber fare upon receipt Intercity bus when applicable Travel/Displacements during business hours

**If there is an update to the food allowance item in the Travel Policy, it shall be communicated to the Customer by email and shall be subject to formalization through an amendment to the present Service Agreement.

•	Calculation in the month after the trip

•	Collection upon presentation of report and approval by the Contracting party

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710

Commercial Conditions

•	The billing referring to [*****] shall be made by the CNPJ of Compasso Tecnologia Ltda;

•	The billing shall be performed [*****];

•	[*****];

•	The payment term shall be [*****] from the date of issue of the NFS;

•	Values for full-time allocation of professionals listed in this proposal, working during business hours. Additional hours are subject to the additions provided for in the CLT;

•	The values presented in this proposal are valid for a period of 12 months, and shall be adjusted annually based on the IPCA accumulated in the period;

•

Logistics expenses for the performance of Compasso professionals (allocated in Compasso’s Delivery Centers) at PagSeguro’s headquarters, shall be the customer’s responsibility and billed through a Debit Note issued by Compasso Tecnologia LTDA, following Compasso’s Expense policies;

•	The formalization shall be performed after the signature of a service agreement linked to the master agreement existing between the parties;

•	This proposal is valid for 30 days from its issuance date.

[*****] Confidential information redacted

DocuSign Envelope ID: 52E7CF08-F373-4C73-9EF5-C00519B79710